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------------                                                     ------------
|  NUMBER  |                                                     |  SHARES  |
|          |                                                     |          |
------------                                                     ------------
                                    SUPERUS

                                    HOLDINGS

CLASS A COMMON STOCK          SUPERUS HOLDINGS, INC.          CUSIP 86880L 10 7
              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

 THIS CERTIFICATE IS TRANSFERABLE            SEE REVERSE FOR CERTAIN DEFINITIONS
IN JERSEY CITY, NJ AND NEW YORK, NY

--------------------------------------------------------------------------------
THIS CERTIFIES THAT










is the owner of
--------------------------------------------------------------------------------

     FULLY PAID AND NON-ASSESSABLE SHARES OF CLASS A COMMON STOCK, PAR VALUE $.001 PER SHARE, OF SUPERUS HOLDINGS, INC., (the "Corporation"), a Delaware corporation. The shares represented by this certificate are transferable only on the stock transfer books of the Corporation by the holder of record hereof, or by the holder's duly authorized attorney or legal representative, upon the surrender of this certificate properly endorsed.

     This certificate is not valid until countersigned and registered by the Corporation's transfer agent and registrar.

     IN WITNESS WHEREOF, the Corporation has caused this certificate to be executed by the facsimile signatures of its duly authorized officers and has caused a facsimile of its corporate seal to be hereunto affixed.


Dated:


                             SUPERUS HOLDINGS, INC.
                                 CORPORATE SEAL
                                      2000

/s/ xxxxxxxxx                       DELAWARE                  /s/ xxxxxxxxxxx
----------------------                                       ------------------
Secretary                                                    President



Countersigned and Registered:
CONTINENTAL STOCK TRANSFER & TRUST COMPANY
          (JERSEY CITY, N.J.)
              Transfer Agent and Registrar


                                                              Authorized Officer

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                             SUPERUS HOLDINGS, INC.

     The Corporation has more than one class of stock authorized to be issued. The Corporation will furnish without charge to each stockholder upon written request a copy of the full text of preferences, voting powers, qualifications and special and relative rights of the shares of each class of stock (and of any series thereof) authorized to be issued by the Corporation as set forth in the Amended and Restated Certificate of Incorporation and amendments thereto filed with the Secretary of State of the State of Delaware.

     This certificate and the shares represented hereby are issued and held subject to the laws of the State of Delaware and the Amended and Restated Certificate of Incorporation and the Bylaws of the Corporation, each as amended from time to time.

                               ------------------

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM - as tenants in common
TEN ENT - as tenants by the entireties            UNIF GIFT MIN ACT ............ Custodian ...............
JT TEN  - as joint tenants with right                                 (Cust)                 (Minor)
          of survivorship and not as                                  under Uniform Gifts to Minors
          tenants in common                                      Act...................................
                                                                                 (State)

               Additional abbreviations may also be used though not in the above list.

           For value received, _____________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
---------------------------------------

---------------------------------------


___________________________________________________________________________________________________________
         (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE)

___________________________________________________________________________________________________________

___________________________________________________________________________________________________________

____________________________________________________________________________________________________ Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

__________________________________________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated_______________________________________________

                                                  __________________________________________________________________

Signature(s) Guaranteed:                          NOTICE: THE SIGNATURES TO THIS ASSIGNMENT MUST CORRESPOND WITH
                                                  THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY
                                                  PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

By______________________________________________________________________________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN
ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT
TO S.E.C. RULE 17Ad-15

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